UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2005


                         GREEN MACHINE DEVELOPMENT, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
                                     ------
                 (State or Other Jurisdiction of Incorporation)


              333-6388                               65-0594832
              --------                               ----------
       (Commission File Number)          (IRS Employer Identification Number)


                 624 Manatee Bay Drive, Boynton Beach, FL 33435
               -------------------------------------------- -----
               (Address of Principal Executive Offices) (Zip Code)


                                  561-742-0870
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


              922 JACKSON WAY, N. HUTCHINSON ISLAND, FLORIDA 34949
              -----------------------------------------------------
                                (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Change in Registrant's Certifying Accountant.

On April 29, 2005, Daszkal Bolton LLP resigned as our independent accountants. Daszkal Bolton LLP served as our independent accountants since April 5, 2004. Except for an explanatory paragraph concerning our ability to continue as a going concern, such accountants' report on our March 31, 2004 financial statements, the only fiscal year for which Daszkal Bolton LLP reported on, did not contain an adverse opinion or disclaimer of opinion, nor was the opinion modified as to audit scope or accounting principles, nor where there any events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act for the past two years through April 29, 2005, the date of Daszkal Bolton LLP's resignation. During our fiscal year ended March 31, 2004 and during the period following March 31, 2004 to the date of Daszkal Bolton LLP's resignation, we had no disagreements with Daszkal Bolton LLP within the meaning of Item 304 of Regulation S-K or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Daszkal Bolton Lip's satisfaction would have caused Daszkal Bolton LLP to make reference to the subject matter of the disagreements in connection with its reports.

We have requested that DASZKAL BOLTON LLP furnish a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above disclosures made by us. A copy of this letter addressed to the Securities and Exchange Commission, dated September 21, 2006, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

On August 28, 2006, the Company engaged BAUM & COMPANY, PA as its new independent registered public accounting firm. The Company has not consulted with BAUM & COMPANY, PA during the fiscal year ended March 31, 2006 and through August 28, 2006, on either the application of accounting principles or type of opinion BAUM & COMPANY, PA might issue on the Company's financial statements. The engagement of BAUM & COMPANY, PA was approved by the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

As set forth in Item 4.01, there is filed herewith as Exhibit 16.1, a letter from DASZKAL BOLTON LLP to the Securities and Exchange Commission dated September 21, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2006              GREEN MACHINE DEVELOPMENT CORP.

                                        By: /s/ George L. Liddy
                                            --------------------
                                            President